VAUGHAN NELSON SMALL CAP VALUE FUND

Supplement dated July 31, 2017 to the Prospectus and Summary Prospectus of Vaughan Nelson Small Cap Value Fund (the “Fund”), each dated May 1, 2017, as may be revised and supplemented from time to time:

On June 9, 2017, the Board of Trustees of Natixis Funds Trust I approved changes to the principal investment strategies of the Fund. Effective on August 1, 2017, the Fund’s principal investment strategies will be amended to permit the Fund to opportunistically establish short positions in specific equity securities or indices. To sell a security short, the Fund must borrow that security from a lender, such as a prime broker, and deliver it to a counterparty. The Fund will have to repay the lender any dividends or interest that accrue on the security while the loan is outstanding.

Accordingly, effective August 1, 2017, the Annual Fund Operating Expenses table and Example table within the “Fund Fees & Expenses” section are amended and restated as follows with respect to the Fund:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class N		Class T		Class Y
Management fees	0.90%	0.90%	0.90%		0.90%		0.90%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%		0.25%		0.00%
Other expenses
Dividend expenses on securities sold short [1]	0.07%	0.07%	0.07%		0.07%		0.07%
Remainder of other expenses	0.20%	0.20%	0.11	% [1]	0.20	% [1]	0.20%
Total other expenses	0.27%	0.27%	0.18%		0.27%		0.27%
Acquired fund fees and expenses [2]	0.18%	0.18%	0.18%		0.18%		0.18%
Total annual fund operating expenses	1.60%	2.35%	1.26%		1.60%		1.35%
Fee waiver and/or expense reimbursement [3,4]	0.00%	0.00%	0.00%		0.00%		0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.60%	2.35%	1.26%		1.60%		1.35%

[1]	Expenses are estimated for the current fiscal year.
[2]	The expense information shown in the table above differs from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
[3]	The Fund’s investment adviser has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.45%, 2.20%, 1.15%, 1.45% and 1.20% of the Fund’s average daily net assets for Class A, C, N, T and Y shares, respectively, exclusive of brokerage expenses, interest expense, substitute dividend expenses on securities sold short, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Fund’s investment adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below the applicable expense limitations for Class A, C, N, T and Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
[4]	NGAM Advisors has given a binding contractual undertaking to the Fund to reimburse any and all transfer agency expenses for Class N shares. This undertaking is in effect through April 30, 2018 and may be terminated before then only with the consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
Class A	$728	$1,051	$1,396	$2,366
Class C	$338	$733	$1,255	$2,686
Class N	$128	$400	$692	$1,523
Class T	$409	$742	$1,099	$2,103
Class Y	$137	$428	$739	$1,624

If shares are not redeemed:	1 year	3 years	5 years	10 years
Class C	$238	$733	$1,255	$2,686